UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

Ultratech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Zanker Road, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 321-8835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1993 Stock Option/Stock Issuance Plan Amendment

On July 20, 2010, the stockholders of Ultratech, Inc. (the “Company”) approved amendments to the Company’s 1993 Stock Option/Stock Issuance Plan (the “1993 Plan”). The amendments, which were adopted by the Company’s Board of Directors effective on June 7, 2010, extend the term of the 1993 Plan until June 6, 2020 and eliminate the Company’s ability to reprice stock options and stock appreciation rights granted under the 1993 Plan (except customary adjustments to reflect stock splits and similar events and any repricing that may be approved by stockholders).

The foregoing description is qualified in its entirety by reference to the text of the amended version of the 1993 Plan, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were voted upon by our stockholders at our Annual Meeting of Stockholders held on July 20, 2010.

1.	The following persons were elected as members of our Board of Directors to serve for a term ending upon the Annual Meeting of Stockholders indicated beside their respective names and until their successors are elected and qualified.

	Terms Ending Upon the Annual Stockholders’ Meeting	Votes for	Votes withheld	Abstentions	Broker Non-Votes
Arthur W. Zafiropoulo	2011	18,826,485	393,676	0	2,407,191
Joel F. Gemunder	2011	9,013,228	10,206,933	0	2,407,191
Nicholas Konidaris	2011	9,050,321	169,840	0	2,407,191
Rick Timmins	2011	9,149,401	10,070,760	0	2,407,191
Ben Tsai	2011	6,785,448	2,434,713	0	2,407,191

The other directors whose terms of office as a director continued after the 2010 Annual Meeting of Stockholders were Dennis R. Raney and Henri Richard.

2.	A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved by the vote of 21,450,076 shares for; 165,163 shares against; 12,113 shares abstained; and 0 broker non-votes.

3.	A proposal to approve amendments to our 1993 Stock Option/Stock Issuance Plan to extend the expiration date of the plan until June 6, 2020 and eliminate the Company’s ability to reprice stock options and stock appreciation rights granted under the 1993 Plan (except customary adjustments to reflect stock splits and similar events and any repricing that may be approved by stockholders) was approved by the vote of 14,920,339 shares for; 4,268,010 shares against; 31,812 shares abstained; and 2,407,191 broker non-votes.

The proposals above are described in detail in our definitive proxy statement filed with the SEC on June 10, 2010 for the Annual Meeting of Stockholders held on July 20, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Ultratech, Inc. 1993 Stock Option/Stock Issuance Plan (Amended and Restated as of June 7, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 22, 2010

ULTRATECH, INC.

By:	/s/ Bruce R. Wright
Bruce R. Wright Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Description

10.1	Ultratech, Inc. 1993 Stock Option/Stock Issuance Plan (Amended and Restated as of June 7, 2010).

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